UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 10, 2004

Hughes Electronics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26035	52-1106564
(Commission File Number)	(I.R.S. Employer Identification No.)

2250 East Imperial Highway El Segundo, California	90245
(Address of Principal Executive offices)	(Zip Code)

(310) 964-0808

(Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 12. Results of Operations and Financial Condition

On February 10, 2004, a news release was issued on the subject of full year and fourth quarter 2003 consolidated earnings by Hughes Electronics Corporation (“Hughes”). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Hughes’ Annual Report on Form 10-K. A copy of the press release relating to such announcement, dated February 10, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES ELECTRONICS CORPORATION

Date: February 10, 2004	By:	/s/ LARRY D. HUNTER
	Name:	Larry D. Hunter
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated February 10, 2004